EXHIBIT 99.2

QUARTERLY FINANCIAL SUPPLEMENT
JUNE 30, 2013

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

SUPPLEMENTAL INFORMATION – JUNE 30, 2013

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Six Months Ended June 30
9	Funds from Operations and Other Financial Information for the Three and Six Months Ended June 30
10	Market Capitalization/Debt to EBITDA
10	Ratio of Debt to Total Undepreciated Assets as of June 30, 2013
11	Same Property Net Operating Income for the Three and Six Months Ended June 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of June 30
14	Schedule of Outstanding Debt as of June 30
16	Top 10 Retail Tenants by Gross Leasable Area
17	Top 25 Tenants by Annualized Base Rent
18	Lease Expirations – Operating Portfolio
19	Lease Expirations – Retail Anchor Tenants
20	Lease Expirations – Retail Shops
21	Lease Expirations – Commercial Tenants
22	Summary Retail Portfolio Statistics Including Joint Venture Properties
23	Summary Commercial Portfolio Statistics
24	Development Projects
25	Redevelopment Projects
26	Property Acquisitions
27	Geographic Diversification – Operating Portfolio
28	Operating Retail Properties
32	Operating Commercial Properties
33	Retail Operating Portfolio – Tenant Breakdown

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                                            Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of June 30, 2013, we owned interests in 63 properties totaling approximately 9.9 million square feet and an additional 1.2 million square feet in four development properties.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2013

•	Operating Retail Properties	57
•	Operating Commercial Properties	2
•	Total Properties Under Redevelopment	4
	Total Operating and Redevelopment Properties	63
•	Development Properties Under Construction	4
•	States	12
•	Total GLA/NRA of 59 Operating Properties (excluding properties under redevelopment)	9,310,107
•	Owned GLA/NRA of 59 Operating Properties (excluding properties under redevelopment)	6,669,919
•	Projected Owned GLA of Development Projects Under Construction	845,760
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	95.4%
•	Percentage of Owned GLA Leased – Retail Operating	95.4%
•	Percentage of Owned NRA Leased – Commercial Operating	95.2%

Stock Listing: New York Stock Exchange symbol: KRG

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	KeyBanc Capital Markets
Kite Realty Group Trust	Mr. Jeffrey Spector / Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Indianapolis, IN 46204	jeff.spector@baml.com	tthomas@keybanccm.com
(317) 577-5609	craig.schmidt@baml.com	jsadler@keybanccm.com
dsink@kiterealty.com
	BMO Capital Markets	Raymond James
Adam Basch, Investor Relations	Mr. Paul E. Adornato/Mr. Joshua Patinkin	Mr. Paul Puryear/Mr. R. J. Milligan
Kite Realty Group Trust	(212) 885-4170 /(212) 883-5102	(727) 567-2253/(727) 567-2660
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204	josh.patinkin@bmo.com	Richard.milligan@raymondjames.com
(317) 578-5161
abasch@kiterealty.com	Citigroup Global Markets	Stifel, Nicolaus & Company, Inc.
	Mr. Michael Bilerman/Mr. Quentin Velleley	Mr. Nathan Isbee
Transfer Agent:	(212) 816-1383/(212) 816-6981	(443) 224-1346
	michael.bilerman@citigroup.com	nisbee@stifel.com
Broadridge	Quentin.velleley@citi.com
Ms. Rosanna Garofalo
51 Mercedes Way	Hilliard Lyons	Wells Fargo Securities, LLC
Edgewood, NY 11717	Ms. Carol L. Kemple	Mr. Jeffrey J. Donnelly, CFA
(631) 392-5810	(502) 588-1839	(617) 603-4262
	Ckemple@hilliard.com	jeff.donnelly@wachovia.com
Stock Specialist:

Barclays Capital
45 Broadway
20th Floor
New York, NY 10006
(646) 333-7000

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 to be filed on or about August 9, 2013, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a litigation charge in the first quarter of 2012 and the write-off of deferred financing costs in the first quarter of 2013 and second quarter of 2012.  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

CORPORATE STRUCTURE CHART - JUNE 30, 2013

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2013	December 31, 2012
Assets:
Investment properties, at cost:
Land	$290,310,938	$239,690,837
Land held for development	56,473,896	34,878,300
Buildings and improvements	1,074,813,451	892,508,729
Furniture, equipment and other	5,087,218	4,419,918
Construction in progress	106,106,571	223,135,354
	1,532,792,074	1,394,633,138
Less: accumulated depreciation	(217,345,797)	(194,297,531)
	1,315,446,277	1,200,335,607
Cash and cash equivalents	13,098,358	12,482,701
Tenant receivables, including accrued straight-line rent of $13,362,690 and $12,189,449, respectively, net of allowance for uncollectible accounts	20,829,417	21,210,754
Other receivables	6,727,213	4,946,219
Investments in unconsolidated entities, at equity	14,421	15,522
Escrow deposits	11,585,942	12,960,488
Deferred costs, net	40,180,270	34,536,474
Prepaid and other assets	5,204,811	2,169,140
Total Assets	$1,413,086,709	$1,288,656,905

Liabilities and Equity:
Mortgage and other indebtedness	$747,489,021	$699,908,768
Accounts payable and accrued expenses	47,971,675	54,187,172
Deferred revenue and other liabilities	18,837,470	20,269,501
Total Liabilities	814,298,166	774,365,441

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	40,813,315	37,669,803

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding, respectively	102,500,000	102,500,000
Common Shares, $.01 par value, 200,000,000 shares authorized 93,749,091 shares and 77,728,697 shares issued and outstanding, respectively	937,491	777,287
Additional paid in capital	607,323,319	513,111,877
Accumulated other comprehensive income(loss)	804,784	(5,258,543)
Accumulated deficit	(157,132,020)	(138,044,264)
Total Kite Realty Group Trust Shareholders’ Equity	554,433,574	473,086,357
Noncontrolling Interests	3,541,654	3,535,304
Total Equity	557,975,228	476,621,661
Total Liabilities and Equity	$1,413,086,709	$1,288,656,905

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
Minimum rent	$23,544,978	$18,761,604	$44,899,762	$37,223,051
Tenant reimbursements	5,709,268	4,541,108	11,421,800	9,650,782
Other property related revenue	1,730,470	863,847	6,736,270	2,082,727
Total revenue	30,984,716	24,166,559	63,057,832	48,956,560
Expenses:
Property operating	5,185,362	4,098,793	10,455,617	8,592,644
Real estate taxes	3,556,993	3,028,677	7,175,128	6,542,740
General, administrative and other	1,815,940	1,792,472	3,957,553	3,614,177
Acquisition costs	236,613	70,933	413,512	70,933
Litigation charge	—	—	—	1,289,446
Impairment charge	5,371,428	—	5,371,428	—
Depreciation and amortization	14,175,797	10,211,245	25,929,354	19,360,081
Total expenses	30,342,133	19,202,120	53,302,592	39,470,021
Operating income	642,583	4,964,439	9,755,240	9,486,539
Interest expense	(7,752,529)	(6,303,413)	(14,884,304)	(12,682,630)
Income tax (expense) benefit of taxable REIT subsidiary	(104,833)	30,174	(75,881)	(7,390)
Other (expense) income	(39,034)	20,703	7,901	(1,655)
(Loss) income from continuing operations	(7,253,813)	(1,288,097)	(5,197,044)	(3,205,136)
Discontinued operations1:
Income from operations	—	319,348	—	728,156
Gain on sale of operating properties, net of tax expense	—	93,891	—	5,245,880
Income from discontinued operations	—	413,239	—	5,974,036
Consolidated net (loss) income	(7,253,813)	(874,858)	(5,197,044)	2,768,900
Net loss (income) attributable to noncontrolling interests	661,009	271,221	636,154	(1,825,799)
Net (loss) income attributable to Kite Realty Group Trust	(6,592,804)	(603,637)	(4,560,890)	943,101
Dividends on preferred shares	(2,114,063)	(2,114,063)	(4,228,125)	(3,691,876)
Net loss attributable to common shareholders	$(8,706,867)	$(2,717,700)	$(8,789,015)	$(2,748,775)

Net (loss) income per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.10)	$(0.05)	$(0.10)	$(0.10)
Income from discontinued operations attributable to common shareholders	0.00	0.01	0.00	0.06
Net loss attributable to common shareholders	$(0.10)	$(0.04)	$(0.10)	$(0.04)

Weighted average common shares outstanding – basic and diluted	91,066,817	64,014,187	84,486,979	63,864,040
Dividends declared per common share	$0.06	$0.06	$0.12	$0.12

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(8,706,867)	$(3,086,101)	$(8,789,015)	$(6,214,744)
Income from discontinued operations	—	368,401	—	3,465,970
Net loss attributable to Kite Realty Group Trust common shareholders	$(8,706,867)	$(2,717,700)	$(8,789,015)	$(2,748,774)

____________________
1
Discontinued operations reflects sales of the following operating properties: Pen Products, Indiana State Motor Pool, Sandifur Plaza, Preston Commons in Q4 2012, Coral Springs and 50 South Morton in Q3 2012, South Elgin Commons in Q2 2012, and Gateway Shopping Center in Q1 2012.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND SIX MONTHS

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Consolidated net (loss) income	$(7,253,813)	$(874,858)	$(5,197,044)	$2,768,900
Less dividends on preferred shares	(2,114,063)	(2,114,063)	(4,228,125)	(3,691,876)
Less net income attributable to noncontrolling interests in properties	(29,795)	(49,644)	(61,772)	(76,414)
Less gain on sale of operating properties, net of tax expense	—	(93,891)	—	(5,245,880)
Add: impairment charge	5,371,428	—	5,371,428	—
Add depreciation and amortization, net of noncontrolling interests	14,078,521	10,607,051	25,639,803	20,324,359
Funds From Operations of the Kite Portfolio1	10,052,278	7,474,595	21,524,290	14,079,089
Less redeemable noncontrolling interests in Funds From Operations	(673,452)	(798,279)	(1,583,477)	(1,524,773)
Funds From Operations allocable to the Company1	$9,378,826	$6,676,316	$19,940,813	$12,554,316

Basic and Diluted FFO per share of the Kite Portfolio	$0.10	$0.10	$0.24	$0.20

Funds From Operations of the Kite Portfolio	$10,052,278	$7,474,595	$21,524,290	$14,079,089
Add back: litigation charge	—	—	—	1,289,446
Add back: accelerated amortization of deferred financing fees	—	500,028	171,572	500,028
Funds From Operations of the Kite Portfolio, as adjusted	$10,052,278	$7,974,623	$21,695,862	$15,868,563
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.10	$0.11	$0.24	$0.22

Basic weighted average Common Shares outstanding	91,066,817	64,014,187	84,486,979	63,864,040
Diluted weighted average Common Shares outstanding	91,391,141	64,341,342	84,801,949	64,191,292
Basic weighted average Common Shares and Units outstanding	97,799,238	71,845,223	91,221,006	71,699,582
Diluted weighted average Common Shares and Units outstanding	98,123,563	72,172,379	91,535,976	72,026,834

Other Financial Information:
Capital expenditures2
Tenant improvements – Retail6	$1,854,180	$707,469	$4,419,147	$1,339,469
Tenant improvements – Commercial	—	—	1,705,691	—
Leasing commissions – Retail	298,311	113,547	512,838	350,128
Leasing commissions – Commercial	—	40,101	—	40,101
Capital improvements3	266,532	368,223	435,898	566,074
Scheduled debt principal payments	1,698,198	1,697,680	3,426,507	3,481,926
Straight line rent – total	1,077,844	538,367	1,686,838	1,261,008
- term of lease	305,692		532,293
- pre-cash rent period – operating properties	137,724		271,638
- pre-cash rent period – development properties	634,428		882,907
Market rent amortization income from acquired leases	667,753	436,914	1,270,751	872,058
Market debt adjustment	76,361	2,021	122,989	39,237
Non-cash compensation expense	354,410	286,455	680,322	493,518
Capitalized interest	1,167,520	1,692,458	2,946,213	3,594,901
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	11,788,340	8,822,998
Acreage of undeveloped, vacant land in the operating portfolio4	32.7
Mid-quarter rent commencement not recognized in income statement (annualized) 5	$335,035

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $7.0 million at June 30, 2013).
5	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.
6	2nd quarter 2013 relates to 15 shop tenants that have recently opened at operating properties.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

MARKET CAPITALIZATION AS OF JUNE 30, 2013

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	93.3%	93,749,091

Operating Partnership ("OP") Units Outstanding	6.7%	6,729,784

Combined Common Shares and OP Units	100.0%	100,478,875

Market Price of Common Shares at June 30, 2013		$6.03

Series A Preferred Shares		102,500,000

Total Equity Capitalization		708,387,616	49%

Debt Capitalization:
Company Consolidated Outstanding Debt		747,489,021

Less: Partner Share of Consolidated Joint Venture Debt2		(11,214,340)

Company Share of Outstanding Debt		736,274,681

Less: Cash and Cash Equivalents		(13,098,358)

Total Net Debt Capitalization		723,176,323	51%

Total Enterprise Value as of June 30, 2013		$1,431,563,939	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2013
Consolidated Undepreciated Real Estate Assets		$1,532,792,074
Escrow and Other Deposits		11,585,942
		$1,544,378,016

Total Consolidated Debt		$747,489,021
Less: Cash		(13,098,358)
		$734,390,663

Ratio of Net Debt to Total Undepreciated Real Estate Assets		47.6%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF JUNE 30, 2013

Company share of consolidated debt		$736,274,681
Less: Cash		(13,098,358)
Less: Kedron Village Non-Recourse Loan (Pro-forma)4		(29,194,834)
Less: Construction loans for Developments and Under Construction3		(17,526,892)
		676,454,597
Q2 2013 EBITDA, annualized:
- consolidated	$80,759,232
- pro forma adjustment1	372,578
- minority interest EBITDA	(183,045)	80,948,765
		8.36x

1
Represents full year effect of adjustments for seasonality of percentage rent, annualization of mid-second quarter rent commencement, annualizing Cool Springs Market and Castleton Crossing acquisitions, normalizing other property related revenue, acquisition costs and removes Kedron Village net operating income.

2			Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.
3			Includes construction-related debt with no current NOI in the operating statements.
4			On July 2, 2013, the lender foreclosed on the loan and obtained title to the property.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Number of properties at period end1	49	49		49	49

Leased percentage at period-end	95.1%	92.8%		95.1%	92.8%
Minimum rent	$17,633,006	$17,178,711		$35,107,606	$33,926,051
Tenant recoveries	5,078,728	4,755,695		10,478,837	9,547,536
Other income	402,407	470,575		1,125,782	1,178,311
	23,114,141	22,404,981		46,712,225	44,651,898

Property operating expenses	4,583,017	4,510,754		9,748,301	9,144,759
Real estate taxes	3,300,589	3,311,039		6,677,569	6,612,263
	7,883,606	7,821,793		16,425,870	15,757,022
Net operating income – same properties (49 properties)2	15,230,535	14,583,188	4.4%	30,286,355	28,894,876	4.8%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income - same properties	$15,230,535	$14,583,188		$30,286,355	$28,894,876
Net operating income - non-same activity	7,011,826	2,455,901		15,140,733	4,926,300
Other income (expense), net	(143,867)	50,877		(67,981)	(9,045)
General, administrative and acquisition expenses	(2,052,553)	(1,863,405)		(4,371,065)	(3,685,110)
Litigation charge	-	-		-	(1,289,446)
Impairment charge	(5,371,428)	-		(5,371,428)	-
Depreciation expense	(14,175,797)	(10,211,245)		(25,929,354)	(19,360,081)
Interest expense	(7,752,529)	(6,303,413)		(14,884,304)	(12,682,630)
Discontinued operations	-	319,348		-	728,156
Gain (loss) on sales of operating properties		93,891		-	5,245,880
Net loss (income) attributable to noncontrolling interests	661,009	271,221		636,154	(1,825,799)
Dividends on preferred shares	(2,114,063)	(2,114,063)		(4,228,125)	(3,691,876)
Net income loss attributable to common shareholders	$(8,706,867)	$(2,717,700)		$(8,789,015)	$(2,748,775)

____________________
1	Same Property analysis excludes operating properties in redevelopment.

2	Excludes net gains from outlot sales, straight-line rent revenue, bad debt expense, lease termination fees and amortization of lease intangibles.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 11
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenue:
Minimum rent	$23,544,978	$21,354,783	$19,973,987	$19,332,426	$18,761,604
Tenant reimbursements	5,754,856	5,678,226	5,493,941	5,033,632	4,541,108
Other property related revenue1	1,328,482	4,570,727	568,667	250,999	494,663
Parking revenue, net2	2,001	57,487	139,057	208,418	(14,526)
	30,630,317	31,661,223	26,175,652	24,825,475	23,782,849
Expenses:
Property operating – Recoverable3	4,252,201	4,372,801	3,966,644	3,420,691	3,172,620
Property operating – Non-Recoverable3	741,143	676,583	450,565	535,934	707,764
Real estate taxes	3,394,612	3,427,113	3,305,445	3,075,931	2,863,376
	8,387,956	8,476,497	7,722,654	7,032,556	6,743,760
Net Operating Income – Properties	22,242,361	23,184,726	18,452,998	17,792,919	17,039,089

Other Expense:
General, administrative, and other	(1,815,940)	(2,141,613)	(1,862,783)	(1,647,116)	(1,792,472)
Acquisition costs	(236,613)	(176,899)	(185,263)	(108,169)	(70,933)
	(2,052,553)	(2,318,512)	(2,048,046)	(1,755,285)	(1,863,405)
Earnings Before Interest, Taxes, Depreciation and Amortization	20,189,808	20,866,214	16,404,952	16,037,634	15,175,684

Litigation charge	—	—	281,995	—	—
Impairment charge	(5,371,428)	—	—	—	—
Depreciation and amortization	(14,175,797)	(11,753,557)	(9,829,147)	(11,183,187)	(10,211,245)
Interest expense	(7,752,529)	(7,131,775)	(6,495,927)	(6,481,825)	(6,303,413)
Income tax (expense) benefit of taxable REIT subsidiary	(104,833)	28,952	99,989	13,385	30,174
Remeasurement loss on consolidation	—	—	(7,979,626)	—	—
Other (expense) income	(39,034)	46,934	110,863	99,941	20,703
(Loss) income from continuing operations	(7,253,813)	2,056,768	(7,406,901)	(1,514,052)	(1,288,097)
Discontinued operations4:
Operating income from discontinued operations	—	—	255,851	343,059	319,348
Gain (loss) on sale of operating properties, net of tax expense	—	—	1,913,670	(65,312)	93,891
Income from discontinued operations	—	—	2,169,521	277,747	413,329
Net (loss) income	(7,253,813)	2,056,768	(5,237,380)	(1,236,305)	(874,858)
Net loss (income) attributable to noncontrolling interest	661,009	(24,854)	884,528	312,208	271,221
Net (loss) income attributable to Kite Realty Group Trust	(6,592,804)	2,031,914	(4,352,852)	(924,097)	(603,637)
Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net loss attributable to common shareholders	$(8,706,867)	$(82,149)	$(6,466,915)	$(3,038,160)	$(2,717,700)

NOI/Revenue	72.6%	73.2%	70.5%	71.6%	71.6%
Recovery Ratio5
– Retail Only	82.8%	79.0%	82.5%	86.4%	83.6%
– Total Portfolio	75.3%	72.8%	75.5%	77.5%	75.2%

____________________
1
Other property related revenue for the three months ended June 30, 2013 includes pre-tax net gains of $0.7 million on the sale of 29 residential units at Eddy Street Commons and a net gain of $0.5 million from the condemnation of a land parcel for a road widening project.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $0.5 million) allocable to the property operations in the three months ended June 30, 2013, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expenses.

4
Discontinued operations reflects sales of the following operating properties: Pen Products, Indiana State Motor Pool, Preston Commons, Sandifur Plaza, and Zionsville Place in Q4 2012, sales of Coral Springs and 50 South Morton in Q3 2012 and South Elgin Commons in Q2 2012.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2013

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$328,274,476	44%	5.77%	4.5
Variable Rate Debt (Hedged)	214,032,226	29%	3.71%	5.3
Total Fixed Rate Debt	542,306,702	73%	4.96%	4.8
Variable Rate Debt:
Construction Loans	120,719,839	16%	2.39%	1.7
Other Variable	65,825,976	9%	2.73%	2.9
Corporate Unsecured	232,600,000	31%	2.36%	5.3
Variable Rate Debt (Hedged)	(214,032,226)	-29%	-2.43%	-5.3
Total Variable Rate Debt	205,113,589	27%	2.43%	2.4
Net Premiums	68,730	N/A	N/A	N/A
Total	$747,489,021	100%	4.26%	4.1

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2013	$2,745,652	$13,604,000	$-	$-	$16,349,652
2014	5,294,418	30,940,967	-	66,425,177	102,660,562
2015	5,106,000	38,301,943	-	54,294,662	97,702,605
2016	4,305,235	129,426,613	-	-	133,731,848
2017	2,668,907	52,215,326	-	-	54,884,233
2018	2,506,797	4,253,648	107,600,000	-	114,360,445
2019	2,321,206	-	125,000,000	-	127,321,206
2020	2,444,667	9,834,460	-	-	12,279,127
2021 and beyond	1,683,094	86,447,519	-	-	88,130,613
Net Premiums on Fixed Rate Debt	68,730		-	-	68,730
Total	$29,144,706	$365,024,476	$232,600,000	$120,719,839	$747,489,021

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.

2	This presentation reflects the Company’s exercise of its option to extend the maturity date of the Company’s revolving line of credit by one year to February 26, 2018.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2013

Property	Lender	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2013	Monthly Debt Service as of June 30, 2013
Parkside Town Commons	Bank of America	Other Variable	LIBOR + 275	8/31/13		13,604,000
2013 Debt Maturities						13,604,000	1.8%

Thirty South	CMBS	Fixed Rate	6.09%	1/11/14		20,250,091	142,257
Beacon Hill Shopping Center2	Fifth Third Bank	Other Variable	LIBOR + 125	3/30/14		6,966,750
Rangeline Crossing	Associated Bank	Construction Variable	LIBOR + 225	10/31/14	18,425,000	10,469,891
50th & 12th	CMBS	Fixed Rate	5.67%	11/11/14		4,080,256	27,190
Delray Marketplace3	Bank of America/US Bank	Construction Variable	LIBOR + 200	11/18/14	62,000,000	55,955,286
2014 Debt Maturities						97,722,274	13.1%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15		12,555,584	74,849
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15		27,074,747	161,405
Zionsville Walgreens	Associated Bank	Construction Variable	LIBOR + 225	6/30/15	4,704,000	4,554,000
Four Corner Square	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	18,920,905
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 250	7/31/15	37,500,000	30,819,757
2015 Debt Maturities						93,924,993	12.6%

951 & 41	Key Bank	Other Variable	LIBOR + 225	1/3/16		5,000,000
Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16		17,035,561	106,533
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16		24,444,527	150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16		17,186,092	108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16		10,311,655	65,293
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16		44,721,634	283,478
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16		16,323,000
2016 Debt Maturities						135,022,469	18.1%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17		10,933,826	65,135
Ridge Plaza	TD Bank	Other Variable	LIBOR + 325	1/3/17		14,097,766
Kedron Village4	CMBS	Fixed Rate	5.70%	1/11/17		29,194,834	158,644
2017 Debt Maturities						54,226,426	7.3%

Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 195	2/26/18		107,600,000
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18		6,981,941	77,437
2018 Debt Maturities						114,581,941	15.3%

Unsecured Term Loan6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 235	4/30/19		125,000,000
2019 Debt Maturities						125,000,000	16.7%

Fishers Station	Old National Bank	Other Variable	LIBOR + 269	1/4/20		7,866,860
Bridgewater Marketplace	Old National Bank	Other Variable	LIBOR + 294	1/4/20		1,967,600
2020 Debt Maturities						9,834,460	1.3%

International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21		20,439,228	122,818
Bayport Commons7	CMBS	Fixed Rate	5.44%	9/1/21		12,824,306	74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21		24,915,795	143,859
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21		42,405,705	244,844
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22		2,918,694	36,583
2021 and Beyond Debt Maturities						103,503,728	13.8%

TOTAL NET PREMIUMS ON ACQUIRED DEBT						$68,730
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$747,489,021

____________________
1	At June 30, 2013, one-month LIBOR interest rate was 0.19%.
2	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
3
The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.  The loan is guaranteed by Kite Realty Group, LP.

4	The Company transferred the asset to the lender in full satisfaction of the related debt on July 2, 2013.
5	Assumes Company exercises its option to extend the maturity date by one year.
6
The Company has 54 unencumbered properties of which 49 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan and three of which are owned in joint ventures.   The major unencumbered properties include: 12th Street Plaza, Broadstone Station, Castleton Crossing, Cobblestone Plaza, Cool Springs Market, The Corner,  Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Glendale Town Center, King's Lake, Lithia Crossing, Market Street Village, Oleander Place, Plaza at Cedar Hill, Shoppes at Plaza Green, Publix at Woodruff, Rivers Edge, Red Bank Commons, Shops at Eagle Creek, Shoppes of Eastwood, Tarpon Bay Plaza, Traders Point II, Union Station  Parking Garage, Gainesville Plaza and Waterford Lakes.

7	The Company has a preferred return, then a 60% interest.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2013 (CONTINUED)

Floating Rate Debt (Hedged)1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Total Commitment	Balance as of June 30, 2013	Monthly Debt Service as of June 30, 2013
Associated Bank	Variable Rate (Hedged)	1.35%	12/31/16		$15,100,000	$16,954
TD Bank	Variable Rate (Hedged)	3.31%	1/3/17		14,097,766	38,886
Various Banks	Variable Rate (Hedged)	0.91%	2/26/18		50,000,000	37,750
Various Banks	Variable Rate (Hedged)	1.52%	4/30/19		125,000,000	158,167
Old National	Variable Rate (Hedged)	1.33%	1/4/20		9,834,460	10,900

Total					$214,032,226	$262,657

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of June 30, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2013.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	6	832,630	2	128,997	4	703,633
Target	7	801,032	0	0	7	801,032
Publix	11	529,480	11	529,480	0	0
Wal-Mart	2	290,000	0	0	2	290,000
Bed Bath & Beyond4	10	282,069	10	282,069	0	0
Dick's Sporting Goods	5	260,502	5	260,502	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
TJX Companies	7	225,199	7	225,199	0	0
Beall's	4	186,607	3	150,163	1	36,444
Burlington Coat Factory	2	182,400	2	182,400	0	0
Total	55	3,827,374	41	1,996,265	14	1,831,109

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

TOP 25 TENANTS BY ANNUALIZED BASE RENT1

As of June 30, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2013.

Tenant	Type of Property	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	11	529,480	7.2%	$4,653,179	$8.79	4.8%
Bed Bath & Beyond4	Retail	10	282,069	3.8%	3,133,480	11.11	3.2%
Dick's Sporting Goods	Retail	5	260,502	3.5%	2,508,174	9.63	2.6%
TJX Companies5	Retail	7	225,199	3.1%	2,078,734	9.23	2.1%
Lowe's Home Improvement	Retail	2	128,997	1.7%	1,764,000	6.04	1.8%
PetSmart	Retail	5	126,982	1.7%	1,725,033	13.58	1.8%
Marsh Supermarkets	Retail	2	124,902	1.7%	1,633,958	13.08	1.7%
Staples	Retail	5	101,762	1.4%	1,499,621	14.74	1.5%
Indiana Supreme Court	Commercial	1	79,902	1.1%	1,433,447	17.94	1.5%
Burlington Coat Factory	Retail	2	182,400	2.5%	1,212,000	6.64	1.2%
Beall’s	Retail	3	150,163	2.0%	1,201,967	8.00	1.2%
Ross Stores	Retail	4	117,761	1.6%	1,188,144	10.09	1.2%
HEB Grocery Company	Retail	1	105,000	1.4%	1,155,000	11.00	1.2%
Michaels	Retail	4	90,349	1.2%	1,071,356	11.86	1.1%
Whole Foods	Retail	2	66,144	0.9%	1,043,976	15.78	1.1%
Office Depot	Retail	4	96,060	1.3%	1,027,338	10.69	1.1%
Mattress Firm	Retail	10	41,763	0.6%	1,018,499	24.39	1.0%
Stein Mart	Retail	4	138,800	1.9%	936,346	6.75	1.0%
Best Buy	Retail	2	75,045	1.0%	911,993	12.15	0.9%
Walgreens	Retail	2	29,050	0.4%	901,000	31.02	0.9%
City Financial Corp	Commercial	1	52,151	0.7%	855,000	16.39	0.9%
Frank Theater CineBowl & Grille	Retail	1	62,280	0.8%	850,752	13.66	0.9%
Kmart	Retail	1	110,875	1.5%	850,379	7.67	0.9%
Dominick's	Retail	1	65,977	0.9%	841,207	12.75	0.9%
A & P	Retail	1	58,732	0.8%	725,340	12.35	0.7%
Total			3,302,345	44.8%	$36,219,922	$12.40	37.2%

____________________
1	Annualized base rent represents the monthly contractual rent for June 2013 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.

5	Includes Marshalls and HomeGoods

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of June 30, 2013

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	40	80,302	1.1%	$1,458,194	1.54%	$18.16	$0
2014	92	468,815	6.7%	6,595,045	6.94%	14.07	340,475
2015	97	781,723	11.1%	10,405,599	10.95%	13.31	198,650
2016	114	894,843	12.7%	9,071,954	9.55%	10.14	0
2017	113	813,663	11.6%	11,926,543	12.55%	14.66	362,100
2018	100	778,410	11.1%	10,177,454	10.71%	13.07	0
2019	32	251,143	3.6%	3,886,088	4.09%	15.47	33,000
2020	35	471,797	6.7%	5,300,967	5.58%	11.24	156,852
2021	37	476,003	6.8%	6,026,727	6.34%	12.66	0
2022	44	535,291	7.6%	7,960,858	8.38%	14.87	0
Beyond	102	1,487,581	21.1%	22,208,392	23.37%	14.93	1,910,290
Total	806	7,039,571	100.0%	$95,017,820	100.0%	$13.50	$3,001,367

____________________
1	Lease expiration table reflects rents in place as of June 30, 2013 and does not include option periods; 2013 expirations include 14 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2013 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of June 30, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2013.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	0	0	0.0%	$0	0.0%	$0.00	$0
2014	10	280,947	4.0%	2,476,613	2.6%	8.82	0
2015	19	537,827	7.6%	5,231,508	5.5%	9.73	0
2016	16	642,194	9.1%	4,037,649	4.2%	6.29	0
2017	18	526,845	7.5%	5,939,559	6.3%	11.27	0
2018	13	537,503	7.6%	4,824,002	5.1%	8.97	0
2019	8	186,989	2.7%	2,495,445	2.6%	13.35	0
2020	11	398,759	5.7%	3,616,075	3.8%	9.07	0
2021	13	390,311	5.5%	4,022,168	4.2%	10.31	0
2022	15	393,413	5.6%	4,903,854	5.2%	12.46	0
Beyond	33	1,113,218	15.8%	14,270,031	14.9%	12.82	990,000
Total	156	5,008,006	71.1%	$51,816,903	54.5%	$10.35	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2	Lease expiration table reflects rents in place as of June 30, 2013 and does not include option periods; 2013 expirations include 0 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for June 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2013

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of June 30, 2013.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2013	39	80,082	1.1%	$1,455,878	1.6%	$18.18	$0
2014	81	178,990	2.5%	3,943,091	4.2%	22.03	340,475
2015	76	198,275	2.8%	4,388,343	4.6%	22.13	198,650
2016	98	252,649	3.6%	5,034,305	5.3%	19.93	0
2017	93	202,119	2.9%	4,467,425	4.7%	22.10	362,100
2018	85	223,070	3.2%	4,956,002	5.2%	22.22	0
2019	24	64,154	0.9%	1,390,644	1.5%	21.68	33,000
2020	23	62,969	0.9%	1,511,192	1.6%	24.00	156,852
2021	23	79,530	1.1%	1,862,827	2.0%	23.42	0
2022	26	90,832	1.3%	2,183,385	2.3%	24.04	0
Beyond	63	237,213	3.4%	5,939,371	6.4%	25.04	920,290
Total	631	1,669,883	23.7%	$37,132,463	39.1%	$22.24	$2,011,367

____________________
1	Lease expiration table reflects rents in place as of June 30, 2013, and does not include option periods; 2013 expirations include 14 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for June 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of June 30, 2013

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2013	1	220	0.0%	$2,316	0.0%	$10.53
2014	1	8,878	0.1%	175,341	0.2%	19.75
2015	2	45,621	0.7%	785,747	0.8%	17.22
2016	0	0	0.0%	0	0.0%	0.00
2017	2	84,699	1.2%	1,519,559	1.6%	17.94
2018	2	17,837	0.3%	397,450	0.4%	22.28
2019	0	0	0.0%	0	0.0%	0.00
2020	1	10,069	0.1%	173,700	0.2%	17.25
2021	1	6,162	0.1%	141,732	0.2%	23.00
2022	3	51,046	0.7%	873,619	0.9%	17.11
Beyond	6	137,150	2.0%	1,998,990	2.1%	14.58
Total	19	361,682	5.1%	$6,068,454	6.4%	$16.78

____________________
1	Lease expiration table reflects rents in place as of June 30, 2013 and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for June 30, 2013 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Company Owned GLA – Operating Retail1	6,289,945	5,892,639	5,823,319	5,497,777	5,410,070
Total GLA – Operating Retail1	8,930,133	8,471,935	8,399,075	7,972,407	8,136,770
Projected Owned GLA of Development and Redevelopment Projects Under Construction	1,111,082	916,880	854,088	703,224	729,748
Projected Total GLA of Development and Redevelopment Projects Under Construction2	1,482,387	1,247,586	1,230,364	889,335	915,859
Number of Operating Retail Properties	57	55	54	53	53
Number of Retail Development Properties Under Construction	4	3	3	2	4
Number of Retail Redevelopment Properties	4	4	4	5	5
Percentage Leased – Operating Retail	95.4%	94.5%	94.2%	93.4%	93.0%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$82,155,103	$75,320,004	$74,316,457	$70,013,160	$68,934,944

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Company Owned Net Rentable Area (NRA)1	379,974	379,974	381,723	381,723	583,598
Number of Operating Commercial Properties,4	2	2	2	2	4
Percentage Leased – Operating Commercial Properties	95.2%	94.0%	93.6%	93.6%	93.4%
Annualized Base Rent – Commercial Properties2,3	$6,068,454	$5,981,719	$5,958,386	$6,094,255	$7,344,111

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of June 30, 2013.

4	Includes the office space at Eddy Street Commons.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of June 30, 20136	Major Tenants and Non-owned Anchors
Holly Springs Towne Center (formerly New Hill Place), NC – Phase I	100%	Raleigh	Q1 2013	204,936	374,334	82.7%	88.6%	$57,000	$55,481	Target (non-owned), Dick’s Sporting Goods, Marshall’s, Michaels, PETCO, Charming Charlie, Ulta Salon, Pier 1 Imports
Delray Marketplace, FL8	50%	Delray Beach	Q4 2012	255,554	260,267	69.9%	86.9%	97,500	93,574	Publix, Frank Theatres, Burt and Max's Grille, Charming Charlie, Chico's, White House/Black Market, Jos. A. Bank
Parkside Town Commons, NC – Phase I9	100%	Raleigh	Q2 2014	108,771	249,366	0.0%	77.5%	39,000	17,211	Target (non-owned), Harris Teeter (ground lease), Jr. Box, PETCO
Parkside Town Commons, NC – Phase II	100%	Raleigh	Q4 2014	277,661	324,260	0.0%	58.0%	70,000	19,841	Frank Theatres, Golf Galaxy, Field & Stream
Total				846,922	1,208,227	41.1%	76.6%	$263,500	$186,107
Cost incurred as of June 30, 2013 included in Construction In Progress on balance sheet									$68,243

Pending Commencement of Construction:
Holly Springs Towne Center , NC – Phase II	100%	Raleigh	130,733	162,733	0.0%	81.3%	44,300	16,262	Target (non-owned), Frank Theatres, and three Junior Anchors
Total			130,733	162,733	0.0%	81.3%	$44,300	$16,262
Cost incurred as of June 30, 2013 included in Construction In Progress on balance sheet								$16,262

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 102,811 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

8	The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.

9	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of June 30, 20136	Major Tenants and Non-owned Anchors
Four Corner Square / Maple Valley, WA	100%	Seattle	Q1 2013	108,523	118,523	67.8%	87.1%	$27,500	$24,083	Do It Best Hardware, Walgreens, Grocery Outlet
Bolton Plaza, FL	100%	Jacksonville	Q1 2014	155,637	155,637	61.7%	88.7%	10,300	3,461	Academy Sports & Outdoors, LA Fitness/Shops
Total				264,160	274,160	64.3%	88.0%	$37,800	$27,544
Cost incurred as of June 30, 2013 included in Construction In Progress on balance sheet									$8,021

Pending Commencement of Construction:
Gainesville Plaza, FL	100%	Gainesville	TBD	177,826	177,826	-	-	TBD	-
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	-	-	TBD	474	Publix, Office Max
Total				312,693	312,693	-	-	-	$474
Cost incurred as of June 30, 2013 included in Construction In Progress on balance sheet									$474

See Prior page for footnotes

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$68,243
Cost incurred for redevelopment projects under construction	8,021
Cost incurred for development projects pending construction	16,262
Cost incurred for redevelopment projects pending construction	474
Parkside – Phase III (Apartment land)	2,792
Holly Springs Towne Center – Phase III	5,962
Miscellaneous tenant improvements and small projects	4,353
Construction In Progress on Consolidated Balance Sheet	$106,107

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

PROPERTY ACQUISITIONS

Property	State	MSA	Date Acquired	Percentage Leased at Acquisition Date	Purchase Price	Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-owned Anchors
Shoppes of Eastwood	FL	Orlando	1/23/13	99%	$11,600,000	$-	69,037	69,037	Publix
Cool Springs Market	TN	Nashville	4/22/13	95%	37,600,000	-	285,000	223,912	Dick’s Sporting Goods, Marshalls, JoAnn Fabrics, Staples, Kroger (non-owned)
Castleton Crossing	IN	Indianapolis	5/1/13	100%	39,000,000	-	280,000	277,812	TJ Maxx, HomeGoods, Burlington Coat, Shoe Carnival
Year to Date					$88,200,000	$-	634,067	570,761

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of June 30, 2013

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,600,136	39.0%	274	$34,463,067	40.4%	$13.83
• Retail	22	2,220,162	33.3%	256	28,394,614	33.3%	13.33
• Commercial	2	379,974	5.7%	18	6,068,454	7.1%	16.78
Florida	15	1,582,847	23.7%	218	20,701,166	24.3%	13.87
Texas	6	1,074,467	16.1%	84	12,592,555	14.8%	11.85
Georgia	3	299,892	4.5%	57	3,970,360	4.7%	14.63
Tennessee	1	223,912	3.4%	20	3,054,134	3.6%	14.24
South Carolina	2	263,313	4.0%	20	2,894,923	3.4%	11.58
Illinois	2	182,835	2.7%	17	2,229,232	2.6%	13.18
Ohio	1	236,230	3.5%	7	2,139,270	2.5%	9.06
New Jersey	1	115,088	1.7%	12	1,477,667	1.7%	16.07
North Carolina	1	45,530	0.7%	6	729,414	0.9%	16.02
Oregon	2	31,169	0.5%	13	495,400	0.6%	21.41
Washington	1	14,500	0.2%	1	475,000	0.6%	32.76
Total	59	6,669,919	100.0%	729	$85,222,190	100.0%	$13.39

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of June 30, 2013 and excludes six retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,001,367 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

OPERATING RETAIL PROPERTIES – TABLE I

As of June 30, 2013

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
12th Street Plaza	FL	Vero Beach	1978/2003	2012	Acquired	141,323	138,268	96.6%
Bayport Commons7	FL	Oldsmar	2008	2008	Developed	268,556	97,112	92.6%
Cobblestone Plaza	FL	Ft. Lauderdale	2011	2011	Developed	143,493	133,214	94.9%
Cove Center	FL	Stuart	1984/2008	2012	Acquired	154,696	154,696	96.7%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	46.8%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	142,706	95.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,943	230,971	98.8%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	83.1%
Lithia Crossing	FL	Tampa	2003	2011	Acquired	91,043	91,043	88.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,867	97.8%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,330	98.0%
Shoppes of Eastwood	FL	Orlando	1997	2013	Acquired	69,037	69,037	98.1%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	69,980	87.9%
Tarpon Bay Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	96.6%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	96.1%
Kedron Village8	GA	Atlanta	2006	2006	Developed	281,965	157,185	90.5%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	87.2%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	93.6%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	87.8%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,763	98.1%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	-	-
Beacon Hill7	IN	Crown Point	2006	2007	Developed	127,821	57,191	80.5%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	124,631	96.7%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	68.2%
Castleton Crossing	IN	Indianapolis	1975	2013	Acquired	277,812	277,812	100.0%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,646	96.4%
DePauw University Bookstore & Cafe	IN	Greencastle	2012	2012	Developed	11,974	11,974	100.0%
Eddy Street Commons (Retail Only)	IN	South Bend	2009	2010	Developed	88,143	88,143	92.8%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,943	116,943	95.3%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	79.5%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	393,002	99.1%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	-
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,353	82,353	98.3%
Rangeline Crossing	IN	Indianapolis	1986/2013	2013	Redeveloped	73,625	73,625	91.7%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,258	81.2%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2013, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

5	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

6
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2018. The Company has four remaining five-year renewal options and a right of first refusal to purchase the land.

7	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Bayport Commons (60%).

8	On July 2, 2013, the Company transferred the asset to the lender.

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Rivers Edge	IN	Indianapolis	2011	2011	Redeveloped	149,209	149,209	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	84,330	100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,534	42,534	93.8%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,684	99.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,191	46,191	70.0%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Walgreens	IN	Indianapolis	2012	2012	Developed	14,550	14,550	100.0%
Oleander Place	NC	Wilmington	2012	2012	Redeveloped	47,610	45,530	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	79.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway7	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty5	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Shoppes at Plaza Green	SC	Greenville	2000	2012	Acquired	195,258	195,258	94.8%
Publix at Woodruff	SC	Greenville	1997	2012	Acquired	68,055	68,055	95.6%
Cool Springs Market	TN	Nashville	1995	2013	Acquired	285,156	223,912	95.8%
Burlington Coat Factory6	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,214	97.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	303,458	303,458	98.2%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	99.1%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	311,413	306,437	98.9%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Total						8,930,133	6,289,945	95.4%

See prior page for footnote disclosure.

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

OPERATING RETAIL PROPERTIES – TABLE II

As of June 30, 2013

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
12th Street Plaza	FL	Vero Beach	$1,268,839	$ -	$1,268,839	1.54%	$ 9.50	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	FL	Oldsmar	1,598,427	-	1,598,427	1.95%	17.78	PetSmart, Michaels, Target (non-owned)
Cobblestone Plaza	FL	Ft. Lauderdale	3,191,061	-	3,191,061	3.88%	25.23	Whole Foods, Party City, All Pets Emporium
Cove Center	FL	Stuart	1,364,261	-	1,364,261	1.66%	9.12	Publix, Beall’s
Estero Town Commons	FL	Naples	249,703	750,000	999,703	1.22%	20.81	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,480,077	125,000	1,605,077	1.95%	10.81	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,458,370	418,475	2,876,845	3.50%	10.77	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More
King's Lake Square	FL	Naples	830,158	-	830,158	1.01%	11.68	Publix, Retro Fitness
Lithia Crossing	FL	Tampa	1,072,660	82,800	1,155,460	1.41%	13.36	Stein Mart, Fresh Market
Pine Ridge Crossing	FL	Naples	1,654,568	-	1,654,568	2.01%	15.98	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,158,853	-	1,158,853	1.41%	15.10	Publix
Shoppes of Eastwood	FL	Orlando	851,109	-	851,109	1.04%	12.56	Publix
Shops at Eagle Creek	FL	Naples	883,541	55,104	938,645	1.14%	14.37	Staples, Fresh Market, Lowe’s Home Improvement (non-owned)
Tarpon Bay Plaza	FL	Naples	1,724,002	100,000	1,824,002	2.22%	21.62	Cost Plus, A C Moore, Staples, Target (non-owned)
Waterford Lakes Village	FL	Orlando	915,536	-	915,536	1.11%	12.22	Winn-Dixie
Kedron Village3	GA	Atlanta	2,467,372	-	2,467,372	3.00%	17.35	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	701,482	-	701,482	0.85%	11.55	Publix
The Centre at Panola	GA	Atlanta	801,506	-	801,506	0.98%	11.72	Publix
Fox Lake Crossing	IL	Chicago	1,178,732	-	1,178,732	1.43%	13.55	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	1,050,501	-	1,050,501	1.28%	12.79	TJ Maxx, PetSmart, Caputo’s (non-owned)
54th & College	IN	Indianapolis	-	260,000	260,000	0.32%	-	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	660,950	-	660,950	0.80%	14.36	Strack & Van Til (non-owned), Walgreens (non-owned)
Boulevard Crossing	IN	Kokomo	1,699,625	-	1,699,625	2.07%	14.10	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	312,593	-	312,593	0.38%	17.65	Walgreens (non-owned)
Castleton Crossing	IN	Indianapolis	2,972,783	-	2,972,783	3.62%	10.70	K&G Menswear, Value City, TJ Maxx, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	IN	Indianapolis	1,981,023	-	1,981,023	2.41%	16.49	The Fresh Market, Stein Mart, Bang Fitness
DePauw University Bookstore and Café	IN	Greencastle	100,119	-	100,119	0.12%	8.36	Folletts, Starbucks
Eddy Street Commons	IN	South Bend	1,925,241	-	1,925,241	2.34%	23.54	Hammes Bookstore, Urban Outfitters
Fishers Station	IN	Indianapolis	1,283,444	-	1,283,444	1.56%	11.52	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	835,982	-	835,982	1.02%	16.40	Goodwill, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,675,913	-	2,675,913	3.26%	6.87	Macy’s, Landmark Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	-	221,748	221,748	0.27%	-	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,510,841	78,650	1,589,491	1.93%	18.66	Office Depot
Rangeline Crossing	IN	Indianapolis	1,281,936	-	1,281,936	1.56%	18.99	Earth Fare
Red Bank Commons	IN	Evansville	388,845	-	388,845	0.47%	13.98	Wal-Mart (non-owned), Home Depot (non-owned)

____________________
1
Annualized Base Rent Revenue represents the contractual rent for June 2013 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2013. Excludes tenant reimbursements.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	On July 2, 2013, the Company transferred the asset to the lender.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors
Rivers Edge	IN	Indianapolis	2,838,554	-	2,838,554	3.46%	19.02	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	IN	Indianapolis	998,823	-	998,823	1.22%	11.84	HH Gregg , Office Depot, LA Fitness, Lowe's Home Improvement (non-owned)
The Corner	IN	Indianapolis	600,484	-	600,484	0.73%	15.05	Hancock Fabrics
Traders Point	IN	Indianapolis	4,061,627	435,000	4,496,627	5.47%	14.65	Dick's Sporting Goods, AMC Theatre, Marsh, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	825,830	-	825,830	1.01%	25.54
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.23%	7.86	Lowe's Home Improvement
Zionsville Walgreens	IN	Indianapolis	426,000	-	426,000	0.52%	29.28	Walgreens
Oleander Place	NC	Wilmington	729,414	80,000	809,414	0.99%	16.02	Whole Foods
Ridge Plaza	NJ	Oak Ridge	1,477,667	-	1,477,667	1.80%	16.07	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,139,270	-	2,139,270	2.60%	9.06	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	214,668	-	214,668	0.26%	16.15	FedEx/Kinko’s
Shops at Otty	OR	Portland	280,732	136,300	417,032	0.51%	28.52	Wal-Mart (non-owned)
Shoppes at Plaza Green	SC	Greenville	2,238,719	-	2,238,719	2.72%	12.10	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	SC	Greenville	656,204	-	656,204	0.80%	10.09	Publix
Cool Springs Market	TN	Nashville	3,054,134	-	3,054,134	3.72%	14.24	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls, Kroger (non-owned)
Burlington Coat Factory	TX	San Antonio	537,000	-	537,000	0.65%	5.00	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	726,156	-	726,156	0.88%	16.94	24 Hour Fitness, JC Penney (non-owned)
Market Street Village	TX	Hurst	1,802,597	33,000	1,835,597	2.23%	11.51	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,656,775	-	3,656,775	4.45%	12.27	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, HomeGoods, DSW
Plaza Volente	TX	Austin	2,430,003	110,000	2,540,003	3.09%	15.68	H-E-B Grocery
Sunland Towne Centre	TX	El Paso	3,440,025	115,290	3,555,315	4.33%	11.35	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market
50th & 12th	WA	Seattle	475,000	-	475,000	0.58%	32.76	Walgreens
Total			$79,153,736	$3,001,367	$82,155,103	100.0%	$13.19

See prior page for footnote disclosure.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

OPERATING COMMERCIAL PROPERTIES

As of June 30, 2013

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	93.9%	$4,948,190	81.5%	$17.67	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,120,264	18.5%	13.72	University of Notre Dame Offices
Total				379,974	95.2%	$6,068,454	100.0%	$16.78

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2013 for each applicable property, multiplied by 12. Excludes tenant reimbursements.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of June 30, 2013.

3	The garage is managed by a third party.

4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of June 30, 2013

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
12th Street Plaza	FL	121,376	16,892	138,268	100.0%	72.5%	96.6%	$1,059,078	$ 209,762	$ -	$1,268,839	$ 8.73	$17.14	$9.50
Bayport Commons	FL	71,540	25,572	97,112	100.0%	71.8%	92.6%	1,133,020	465,407	-	1,598,427	15.84	25.36	17.78
Cobblestone Plaza	FL	68,169	65,045	133,214	100.0%	89.6%	94.9%	1,207,686	1,983,375	-	3,191,061	17.72	34.02	25.23
Cove Center	FL	130,915	23,781	154,696	100.0%	78.5%	96.7%	949,824	414,437	-	1,364,261	7.26	22.20	9.12
Estero Town Commons	FL	-	25,631	25,631	0.0%	46.8%	46.8%	-	249,703	750,000	999,703	-	20.81	20.81
Indian River Square	FL	109,000	33,706	142,706	100.0%	82.8%	95.9%	927,000	553,077	125,000	1,605,077	8.50	19.82	10.81
International Speedway Square	FL	203,405	27,566	230,971	100.0%	89.8%	98.8%	1,997,057	461,313	418,475	2,876,845	9.82	18.63	10.77
King's Lake Square	FL	49,805	35,692	85,497	100.0%	59.6%	83.1%	327,054	503,104	-	830,158	6.57	23.65	11.68
Lithia Crossing	FL	54,091	36,952	91,043	100.0%	70.9%	88.2%	469,183	603,477	82,800	1,155,460	8.67	23.02	13.36
Pine Ridge Crossing	FL	66,351	39,516	105,867	100.0%	94.1%	97.8%	637,976	1,016,593	-	1,654,568	9.62	27.35	15.98
Riverchase Plaza	FL	48,890	29,440	78,330	100.0%	94.6%	98.0%	386,231	772,622	-	1,158,853	7.90	27.75	15.10
Shoppes of Eastwood	FL	51,512	17,525	69,037	100.0%	92.6%	98.1%	443,003	408,106	-	851,109		25.15	12.56
Shops at Eagle Creek	FL	49,412	20,568	69,980	100.0%	58.7%	87.9%	620,256	263,285	55,104	938,645	12.55	21.81	14.37
Tarpon Bay Plaza	FL	60,151	22,396	82,547	100.0%	87.5%	96.6%	1,154,808	569,194	100,000	1,824,002	19.20	29.06	21.62
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	88.5%	96.1%	408,452	507,084	-	915,536	7.90	21.84	12.22
Kedron Village2	GA	68,846	88,339	157,185	100.0%	83.1%	90.5%	888,086	1,579,286	-	2,467,372	12.90	21.52	17.35
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	72.0%	87.2%	337,203	364,279	-	701,482	8.90	15.95	11.55
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	78.0%	93.6%	413,392	388,114	-	801,506	8.00	23.24	11.72
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	63.6%	87.8%	841,207	337,525	-	1,178,732	12.75	16.04	13.55
Naperville Marketplace	IL	61,683	22,080	83,763	100.0%	92.8%	98.1%	719,379	331,122	-	1,050,501	11.66	16.17	12.79
54th & College	IN	-	-	-	-	-	-	-	-	260,000	260,000	-	-	-
Beacon Hill	IN	11,043	46,148	57,191	100.0%	75.8%	80.5%	138,038	522,912	-	660,950	12.50	14.95	14.36
Boulevard Crossing	IN	74,440	50,191	124,631	100.0%	91.8%	96.7%	865,218	834,406	-	1,699,625	11.62	18.11	14.10
Bridgewater Marketplace	IN	-	25,975	25,975	-	68.2%	68.2%	-	312,593	-	312,593	-	17.65	17.65
Castleton Crossing	IN	247,710	30,102	277,812	100.0%	100.0%	100.0%	2,337,053	635,730	-	2,972,783	9.43	21.12	10.70
Cool Creek Commons	IN	63,600	61,046	124,646	100.0%	92.6%	96.4%	648,200	1,332,823	-	1,981,023	10.19	23.57	16.49
DePauw University Bookstore & Cafe	IN	-	11,974	11,974	-	100.0%	100.0%	-	100,119	-	100,119	-	8.36	8.36
Eddy Street Commons	IN	20,154	67,989	88,143	100.0%	90.7%	92.8%	342,618	1,582,623	-	1,925,241	17.00	25.68	23.54
Fishers Station	IN	72,212	44,731	116,943	100.0%	87.6%	95.3%	734,726	548,718	-	1,283,444	10.17	14.00	11.52
Geist Pavilion	IN	38,386	25,728	64,114	77.4%	82.7%	79.5%	372,080	463,902	-	835,982	12.53	21.81	16.40
Glendale Town Center	IN	329,546	63,456	393,002	100.0%	94.5%	99.1%	1,396,925	1,278,988	-	2,675,913	4.24	21.32	6.87
Greyhound Commons	IN	-	-	-	-	-	-	-	-	221,748	221,748	-	-	-
Hamilton Crossing Centre	IN	30,722	51,631	82,353	100.0%	97.3%	98.3%	345,623	1,165,219	78,650	1,589,491	11.25	23.19	18.66
Rangeline Crossing	IN	25,000	48,625	73,625	100.0%	87.4%	91.7%	368,750	913,186	-	1,281,936	14.75	21.48	18.99
Red Bank Commons	IN	-	34,258	34,258	-	81.2%	81.2%	-	388,845	-	388,845	-	13.98	13.98
Rivers Edge	IN	117,890	31,319	149,209	100.0%	100.0%	100.0%	2,084,568	753,986	-	2,838,554	17.68	24.07	19.02
Stoney Creek Commons	IN	84,330	-	84,330	100.0%	-	100.0%	998,823	-	-	998,823	11.84	-	11.84
The Corner	IN	12,200	30,334	42,534	100.0%	91.3%	93.8%	88,450	512,034	-	600,484	7.25	18.48	15.05
Traders Point	IN	238,721	40,963	279,684	100.0%	94.3%	99.2%	3,154,721	906,906	435,000	4,496,627	13.22	23.49	14.65
Traders Point II	IN	-	46,191	46,191	-	70.0%	70.0%	-	825,830	-	825,830	-	25.54	25.54
Whitehall Pike	IN	128,997	-	128,997	100.0%	-	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
Zionsville Walgreens	IN	14,550	-	14,550	100.0%	-	100.0%	426,000	-	-	426,000	29.28	-	29.28
Oleander Place	NC	30,144	15,386	45,530	100.0%	100.0%	100.0%	346,656	382,758	80,000	809,414	11.50	24.88	16.02
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	49.1%	79.9%	971,228	506,439	-	1,477,667	13.95	22.70	16.07
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	1,999,770	139,500	-	2,139,270	8.63	31.00	9.06
Cornelius Gateway	OR	-	21,324	21,324	-	62.3%	62.3%	-	214,668	-	214,668	-	16.15	16.15
Shops at Otty	OR	-	9,845	9,845	-	100.0%	100.0%	-	280,732	136,300	417,032	-	28.52	28.52
Shoppes at Plaza Green	SC	172,587	22,671	195,258	94.1%	100.0%	94.8%	1,837,576	401,143	-	2,238,719	11.32	17.69	12.10
Publix at Woodruff	SC	47,955	20,100	68,055	100.0%	85.1%	95.6%	395,629	260,575	-	656,204	8.25	15.24	10.09
Cool Springs Market	TN	165,712	58,200	223,912	100.0%	83.7%	95.8%	2,020,118	1,034,016	-	3,054,134	12.19	21.24	14.24
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	-	100.0%	537,000	-	-	537,000	5.00	-	5.00
Cedar Hill Village	TX	32,231	11,983	44,214	100.0%	88.8%	97.0%	531,812	194,344	-	726,156	16.50	18.27	16.94
Market Street Village	TX	136,746	19,879	156,625	100.0%	100.0%	100.0%	1,335,407	467,190	33,000	1,835,597	9.77	23.50	11.51
Plaza at Cedar Hill	TX	244,065	59,393	303,458	100.0%	90.7%	98.2%	2,584,631	1,072,144	-	3,656,775	10.59	19.90	12.27
Plaza Volente	TX	105,000	51,333	156,333	100.0%	97.3%	99.1%	1,155,000	1,275,003	110,000	2,540,003	11.00	25.53	15.68
Sunland Towne Centre	TX	265,037	41,400	306,437	100.0%	91.7%	98.9%	2,552,365	887,660	115,290	3,555,315	9.63	23.38	11.35
50th & 12th	WA	14,500	-	14,500	100.0%	-	100.0%	475,000	-	-	475,000	32.76	-	32.76
Total		4,554,608	1,735,337	6,289,945	99.6%	84.5%	95.4%	$46,977,880	$32,175,856	$3,001,367	$82,155,103	$10.36	$21.94	$13.19

____________________
1	This table does not include annualized base rent from development property tenants open for business as of June 30, 2013. Excludes tenant reimbursements.

2	On July 2, 2013, the Company transferred the asset to the lender.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/13